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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


                        DATE OF REPORT: December 6, 1999


                       SUN TELEVISION AND APPLIANCES, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)



      Ohio                           0-19269                       31-1178151
      ----                           -------                       ----------
(STATE OR OTHER               (COMMISSION FILE NO.)              (IRS EMPLOYER
JURISDICTION OF                                                  IDENTIFICATION
NUMBER)
INCORPORATION OR
ORGANIZATION)


                                 6600 Port Road
                              Groveport, Ohio 43125
                                 (614) 492-5600
               (ADDRESS, INCLUDING ZIP CODE, AND TELEPHONE NUMBER
        INCLUDING AREA CODE OF REGISTRANT'S PRINCIPAL EXECUTIVE OFFICES)


                                 Not Applicable
             (FORMER NAME OR ADDRESS, IF CHANGED SINCE LAST REPORT)

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ITEM  5. OTHER EVENTS.

         As previously reported on Form 8-K, on September 16, 1998, Sun Television and Appliances, Inc. and its subsidiary Sun TV and Appliances, Inc. (collectively, "Sun TV") filed voluntary petitions under Chapter 11 of the United States Bankruptcy Code, Case No. 98-2107 (MFW) in the United States Bankruptcy Court for the District of Delaware. Sun TV must file a Monthly Operating Report ("MOR") with the Office of the United States Trustee. The MORs for May 1999 and June 1999 are attached hereto as Exhibits 99.1 through 99.2 and are incorporated herein by reference.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (c)  Exhibits.

             Exhibit No.                   Description

               99.1           Monthly Operating Report for May 1999.
               99.2           Monthly Operating Report for June 1999.

                                      -2-

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            SUN TELEVISION AND APPLIANCES, INC.


Date:    December 6, 1999                   By: /s/ James Moran
                                               ---------------------------
                                                    James Moran, President

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EXHIBIT INDEX
                       SUN TELEVISION AND APPLIANCES, INC.
                                    FORM 8-K

             Exhibit No.       Description

                99.1           Monthly Operating Report for May 1999.
                99.2           Monthly Operating Report for June 1999.